UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2008
WALTER INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

4211 W. Boy Scout Boulevard, Tampa, Florida	33607
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 871-4811

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-4(c))

Item 2.02	Results of Operations and Financial Condition

On February 19, 2008, Walter Industries, Inc. (the “Company”) issued a press announcing the Company’s fourth quarter and full-year 2007 results. A copy of the press release is attached hereto as Exhibit 99.1.

The information provided pursuant to this Item 2.02, including Exhibit 99.1 in Item 9.01, is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements with Certain Officers.

On February 19, 2008, the Company issued a press release announcing that Victor P. Patrick has been named Chief Financial Officer effective February 13, 2008, succeeding Joseph J. Troy, to whom the Board of Directors has assigned the duty of accelerating the implementation of separating the Financing and Homebuilding business from the Company’s remaining energy assets. A copy of the press release is attached hereto as Exhibit 99.2 and is furnished pursuant to Item 7.01.

Mr. Patrick, 50, will retain his roles as Vice Chairman and General Counsel of the Company, positions he has held since August 2006. Mr. Patrick was appointed a director in December 2006. Prior to that, Mr. Patrick served as Senior Vice President, General Counsel and Secretary of the Company since 2002. The compensation arrangements between the Company and Mr. Patrick’s are as set forth in the letter agreement dated August 4, 2006, previously filed with the Securities and Exchange Commission.

Neither Mr. Patrick nor any member of his immediate family has or has had any material interest in any transaction or proposed transaction with the Company. Mr. Patrick has no family relationship with any director or executive officer of the Company. He will continue as an officer of the Company until the earlier of his termination of employment or the election of his successor by the Board of Directors.

Effective February 13, 2008, Joseph J. Troy left his positions as the Company’s Executive Vice President and Chief Financial Officer in order to accept the position of Executive Vice President of Structured Finance of JWH Holding Company, LLC, a subsidiary of the Company. In his new role, Mr. Troy will focus exclusively on the Company’s strategy to separate the Financing and Homebuilding business from the Company’s core natural resources and energy business.

Item 7.01	Regulation FD Disclosure

On February 19, 2008, the Company issued a press release announcing a major restructuring of JWH Holding Company, LLC, the Company’s Financing and Homebuilding business. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in Item 7.01, including Exhibit 99.2 in Item 9.01 shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Walter Industries Announces Fourth Quarter and Full-Year 2007 Results

99.2	Walter Industries Announces Restructuring of Financing and Homebuilding Business; Management Changes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INDUSTRIES, INC.

By:	/s/ Catherine C. Bona
Title:	Catherine C. Bona
Vice President, Asst. General Counsel and Secretary

Date: February 19, 2008